                                                                   EXHIBIT 10.10

                            STEEL CITY PRODUCTS, INC.
                                 AMENDMENT NO. 1
                                       TO
                     TERRANCE W. ALLAN EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Agreement") is made as of this 17th day of October 2002 by and between TERRANCE W. ALLAN (hereinafter referred to as "Mr. Allan") and STEEL CITY PRODUCTS, INC., a Delaware corporation (hereinafter referred to as the "Company.")

1. BACKGROUND. Mr. Allan and the Company entered into an employment agreement dated as of May 1, 2000 (the "Employment Agreement.") Among other things, the Employment Agreement provides (i) for Mr. Allan's entitlement to an Annual Executive Bonus (the "Executive Bonus") and (ii) for Mr. Allan's participation in the Company's Annual Management Bonus pool (the "the Bonus Pool"). The parties now wish to amend the Employment Agreement in certain respects all as more particularly set forth herein.

2. CONSIDERATION. The parties are entering into this Agreement for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

3. EXHIBIT A. The Section of Exhibit A of the Employment Agreement entitled "Incentive Compensation" of Exhibit A of the Employment Agreement is hereby amended in its entirety effective retroactively to January 1, 2002 to delete all references to Mr. Allan's entitlement to the Executive Bonus or his participation in the Bonus Pool, and to read as follows:

      INCENTIVE         Mr. Allan shall be entitled to incentive compensation in
      COMPENSATION:     accordance with the bonus plan or plans in effect from
                        time to time for senior managers of the Company. All references in this Agreement to bonuses or incentive compensation of any kind shall refer to such plan or plans.

4. NO OTHER CHANGES. In all other respects, the Employment Agreement shall remain as originally written.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STEEL CITY PRODUCTS, INC.

By /s/ Bernard H. Frank                              /s/ Terrance W. Allan
   ----------------------------------          ---------------------------------
   Bernard H. Frank                                            TERRANCE W. ALLAN
   Chairman of the Board of Directors